SUPPLEMENT DATED SEPTEMBER 7, 2016 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DESCRIBED BELOW

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund: (Class A) (Ticker: ICPAX); (Class C) (Ticker: ICPUX)

Integrity Growth & Income Fund: (Class A) (Ticker: IGIAX); (Class C) (Ticker: IGIUX)

Integrity High Income Fund: (Class A) (Ticker: IHFAX); (Class C) (Ticker: IHFCX)

Integrity Dividend Harvest Fund: (Class A) (Ticker: IDIVX); (Class C) (Ticker: IDHCX)

(collectively, the “Funds”)

Prospectus (Class A Shares and Class C Shares) dated May 1, 2016 (the “Prospectus”)

Statement of Additional Information (Class A Shares and Class C Shares) dated May 1, 2016 (the “SAI”)

The following supersedes the description of the change to the Prospectus and SAI regarding share class conversions that was included in Part D of the Supplement dated August 1, 2016 to the Funds’ Prospectus, Summary Prospectuses and SAI for Class A shares and Class C shares (the “August 1 Supplement”). Except as set forth below, the August 1 Supplement remains in effect and is not modified by this Supplement.

Change to Prospectus and SAI – Share Class Conversions

As of August 1, 2016, the Funds began offering Class I shares pursuant to a separate prospectus and statement of additional information dated August 1, 2016. In connection with the offering of Class I shares, the Prospectus and SAI are modified to reflect that Class I shares of a Fund may be converted into Class A or Class C shares of the same Fund, and Class A or Class C shares of a Fund may be converted into Class I shares of the same Fund, provided that you are eligible to buy the new share class. (However, Class A shares of a Fund may not be converted into Class C shares, and Class C shares may not be converted into Class A shares.) Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of a Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any contingent deferred sales charge (“CDSC”) associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

See the applicable prospectus for share class information. Fees and expenses differ between share classes. You should read the prospectus for the share class into which you are seeking to convert your shares prior to the conversion. Share class conversions are made upon receipt of a properly completed request form or letter of instruction. Alternatively, you may request share class conversions by telephone by calling Integrity Fund Services, LLC at 800-601-5593. The conversion right may be changed or discontinued at any time upon 60 days’ notice to shareholders.

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The information set forth in the Prospectus and SAI is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds’ Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE